                                                                               .
                                                                               .
                                                                               .
                                                                     Exhibit 4.1


 CERT. NO. _______                 ADERIS PHARMACEUTICALS, INC.                  ********* SHARES
                                                                                 ---------
                           Incorporated under the laws of the State of
                                             Delaware

                                                                                  SEE REVERSE FOR
COMMON STOCK                                                                  CERTAIN DEFINITIONS

                                                                              CUSIP:  00686M 10 2

      THIS CERTIFIES THAT ************ is the owner of *********** fully paid and non-assessable shares of the COMMON STOCK, PAR VALUE $0.001 PER SHARE, OF ADERIS PHARMACEUTICALS, INC. (hereinafter called the "Corporation") transferable upon the books of the Corporation by the holder hereof in person or by duly authorized attorney, upon surrender of this certificate properly endorsed.

      This certificate and the shares represented hereby are issued and shall be held subject to all the provisions of the Certificate of Incorporation and Bylaws of the Corporation (copies of which are on file at the office of the Transfer Agent), to all of which the holder by acceptance hereof assents. This certificate is not valid unless countersigned and registered by the Transfer Agent and Registrar.

      Witness, the facsimile seal of the Corporation and by facsimile the signatures of its duly authorized officers.

      DATED:
              -------------------------


------------------------------------       ------------------------------------
Peter G. Savas                             Kenneth L. Rice, Jr.
Chairman of the Board                      Secretary

                          ADERIS PHARMACEUTICALS, INC.

      The Corporation will furnish without charge to each stockholder who so requests, a statement of the powers, designations, preferences and relative, participating, optional, or other special rights of each class of stock or series thereof and the qualifications, limitations or restrictions of such preferences and/or rights.

      The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM  - as tenants in common
TEN ENT  - as tenants by the entireties
JT TEN   - as joint tenants with right
           of survivorship and not as
           tenants in common

UNIF GIFT MIN ACT -            Custodian
                    ----------            ----------
                      (Cust)                (Minor)
                    under Uniform Gifts to Minors
                    Act
                        --------------
                           (State)

     Additional abbreviations may also be used though not in the above list.

For value received,                                                  hereby
sell, assign and transfer unto

PLEASE INSERT SOCIAL SECURITY
           OR OTHER
IDENTIFYING NUMBER OF ASSIGNEE


------------------------------


--------------------------------------------------------------------------------
(PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS, INCLUDING ZIP CODE, OF ASSIGNEE)

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

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                                                                          shares
-------------------------------------------------------------------------

of the capital stock represented by the within Certificate, and do hereby irrevocably constitute and appoint

                                                                   Attorney to
------------------------------------------------------------------
transfer the said stock on the books of the within named Corporation with full power of substitution in the premises.

DATED
      -----------------------


                        --------------------------------------------------------
                NOTICE: THE SIGNATURE TO THIS ASSIGNMENT MUST CORRESPOND WITH
                        THE NAME AS WRITTEN UPON THE FACE OF THE CERTIFICATE IN EVERY PARTICULAR, WITHOUT ALTERATION OR ENLARGEMENT OR ANY CHANGE WHATEVER.

Signature(s) Guaranteed:


--------------------------------------------------------------------------------
THE SIGNATURE(S) MUST BE GUARANTEED BY AN ELIGIBLE GUARANTOR INSTITUTION (BANKS, STOCKBROKERS, SAVINGS AND LOAN ASSOCIATIONS AND CREDIT UNIONS WITH MEMBERSHIP IN AN APPROVED SIGNATURE GUARANTEE MEDALLION PROGRAM), PURSUANT TO S.E.C. RULE 17Ad-15.